UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): December 22, 2005

                                   IGIA, INC.
               (Exact name of registrant as specified in charter)

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
               Delaware                                000-23506                             33-0601498
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    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
    Incorporation or Organization)
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                 521 5th Avenue, 20th Floor, New York, NY 10175
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 575-0500

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

      To obtain funding for the purpose of providing a loan to Tactica International, Inc. ("Tactica"), a wholly-owned subsidiary of IGIA, Inc. (the "Company"), in the form of debtor in possession financing and/or exit financing in the context of Tactica's chapter 11 case subject to Bankruptcy Court approval, the Company entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on March 23, 2005 for the sale of (i) $3,000,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 6,000,000 shares of our common stock.

      On March 24, 2005, the Investors purchased $1,000,000 in Notes and received Warrants to purchase 2,000,000 shares of the Company's common stock. On April 20, 2005, the Investors purchased an additional $1,000,000 in Notes and received Warrants to purchase 2,000,000 shares of the Company's common stock. On December 22, 2005, the Investors purchased an additional $1,000,000 in Notes and received Warrants to purchase 2,000,000 shares of the Company's common stock. Accordingly, the Investors have no further obligations to provide the Company with any additional funds, except in connection with the exercise of any Warrants.

      The Notes bear interest at 8%, mature three years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price equal to the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of December 22, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.08 and, therefore, the conversion price for the secured convertible notes was $.04. Based on this conversion price, the $3,000,000 Notes, excluding interest, were convertible into 150,000,000 shares of our common stock.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.06 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

Item2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

      The sale of the Notes described in Item 1.01 was completed on March 24, 2005 with respect to $1,000,000 of the Notes, on April 20, 2005 with respect to $1,000,000 of the Notes and on December 22, 2005 with respect to $1,000,000 of the Notes. As of the date hereof, the Company is obligated on $3,000,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Item 3.02      Unregistered Sales of Equity Securities

      The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01      Financial Statements and Exhibits

Exhibit No.                Description
-----------                -----------

4.1 Securities Purchase Agreement dated March 23, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.2 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated March 23, 2005 (1)

4.3 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated March 23, 2005 (1)

4.4 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated March 23, 2005 (1)

4.5 Callable Secured Convertible Note in the name of AJW Partners, LLC dated March 23, 2005 (1)

4.6 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated March 23, 2005 (1)

4.7 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated March 23, 2005 (1)

4.8 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated March 23, 2005 (1)

Stoc            k Purchase Warrant in the name of AJW Partners, LLC dated March
                  23, 2005 (1)

4.9 Registration Rights Agreement dated March 23, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.10 Security Agreement dated March 23, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.11 Intellectual Property Security Agreement dated March 23, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.12 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated April 20, 2005 (2)

4.13 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated April 20, 2005 (2)

4.14 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated April 20, 2005 (2)

4.15 Callable Secured Convertible Note in the name of AJW Partners, LLC dated April 20, 2005 (2)

4.16 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated April 20, 2005 (2)

4.17 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated April 20, 2005 (2)

4.18 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated April 20, 2005 (2)

4.19 Stock Purchase Warrant in the name of AJW Partners, LLC dated April 20, 2005 (2)

4.20 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated December 22, 2005

4.21 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated December 22, 2005

4.22 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated December 22, 2005

4.23 Callable Secured Convertible Note in the name of AJW Partners, LLC dated December 22, 2005

4.24 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated December 22, 2005

4.25 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated December 22, 2005

4.26 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated December 22, 2005

4.27 Stock Purchase Warrant in the name of AJW Partners, LLC dated December 22, 2005
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(1)   Incorporated by reference to the exhibits to Registrants Form 8-K filed on
      March 29, 2005.
(2) Incorporated by reference to the exhibits to Registrants Form 8-K filed on April 21, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    IGIA, INC.

Date: December 27, 2005             By:/s/Kurt Streams
                                       ----------------------------------
                                    Name: Kurt Streams
                                    Title: Chief Financial Officer
                                    and Assistant Secretary